UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

BOL BANCSHARES, INC.
_____________________________________
 (Name of Registrant as Specified in Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:
(4)	Date Filed:
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                            BOL BANCSHARES, INC.
                           300 St. Charles Avenue
                         New Orleans, Louisiana 70130
                               (504) 592-0600


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 14, 2009


	NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of BOL BANCSHARES, INC. (the "Company") will be held at 300 St. Charles Avenue, 4th Floor, New Orleans, Louisiana, on Tuesday, April 14, 2009 at 3:30 p.m., for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

   1.   To elect six directors to the Board of Directors for a one-year term.

   2.	To ratify the appointment of LaPorte, Sehrt, Romig and Hand, as the
Company's independent auditors.

   3.	To transact such other business as may properly come before the Annual
Meeting or any adjournment thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

       Only holders of Common Stock of record at the close of business on February 28, 2009 are entitled to notice of, and to vote at, the Annual Meeting or at any such adjournment.




						BY ORDER OF THE BOARD OF DIRECTORS



						Henry L. Klein
						Secretary


New Orleans, Louisiana
March 13, 2009


You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held On April 14, 2009.

The Company has made the Proxy Statement and Annual Report to Security Holders available at www.bankoflouisiana.com. Click "About Us". Should you need directions to attend and vote at the meeting, please call 504-592-0600.

                             BOL BANCSHARES, INC.
                              PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 14, 2009


	This Proxy Statement is furnished to the holders of Common Stock, $1.00 par value per share ("Common Stock"), of BOL BANCSHARES, INC. ("the Company") in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 300 St. Charles Avenue, New Orleans, Louisiana on Tuesday, April 14, 2009 at 3:30 p. m., or at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders.
       The approximate mailing date on which this Proxy Statement, the accompanying proxy card, and Annual Report to Stockholders (which is not part of the Company's soliciting materials) are being mailed is March 13, 2009.
The cost of soliciting proxies will be borne by the Company.
       The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted FOR the matters described below and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with G. Harrison Scott, BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, Louisiana 70130; or (ii) appearing at the Annual Meeting and giving notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting or any adjournment thereof and will not be used for any other meeting.


       VOTING

       Only shareholders of record at the close of business on February 28, 2009 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Record Date, there were 179,145 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.
       Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees described in this Proxy Statement. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.



INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

       The Company does not have a standing nominating committee of the Board of Directors or committees performing similar functions and does not have a charter. At the Board of Directors meeting of the Company held on January 13, 2009, the nominating committee for 2009 was unanimously approved with Mr. Crow serving as Chairman and Messrs. Klein and LaBiche serving as members of the committee. Mr. Crow, as Chairman of the nominating committee presented the report of that Committee nominating the current 6 directors serving on the Board of Directors of the Company.

       Those 6 directors are to be elected at the Annual Meeting to serve for the year 2009 expiring on the second Tuesday of April, 2010 or until successors are duly elected and qualified for the transaction of any business.
       Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next Annual Meeting.
	The following table presents information concerning the nominees for director of the Company. Directors of the Company each serve for a term of one year.

	The Board of Directors recommends that you vote FOR the election of the nominees for Directors.


                         Position with the Company and Bank of         Director
Name                 Age Louisiana (the "Bank") and Principal Occupation  Since

G. Harrison Scott     85 Director; Chairman of the Board of                1981
                         the Company and the Bank, and President
                         of the Company and the Bank.

Franck F. LaBiche    63  Director of the Company and the Bank.             2004
                         President, Executone Systems Co. of La. Inc.

Henry L. Klein       64  Director of the Company and the Bank,             2004
                         and Secretary of the Company.
                         Attorney at Law

Johnny C. Crow       58  Director of the Company and the Bank.             2005
                         Insurance Agent, New York Life Ins. Co.

Sharry R. Scott      38  Director of the Company and the Bank.             2005
                         Assistant Attorney General, Louisiana
                         Department of Justice

A. Earle Cefalu, Jr.  71 Director of the Company and the Bank.             2009
                         General Manager, Hood Automotive


 	No family relationships exist among the executive officers of the Company or the Bank. There is one family relationship that exists among the current directors, that of Mr. G. Harrison Scott and his daughter Sharry R. Scott.
Except for service as a director of the Company, no director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section
15(b) of that act or any company registered as an investment company under the Investment Company Act of 1940.
                                       3
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COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

       The Company does not have standing audit, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.
       During fiscal year 2008, the Board of Directors of the Company held a total of 4 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors.
       The Bank does not have standing nominating, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.
	During fiscal year 2008, the Board of Directors of the Bank held a total of 14 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served.
       The Board of Directors of the Bank has an Executive Committee consisting of five permanent members. The permanent members of the Executive Committee in 2008 were Messrs. Scott (chairman), Crow, Klein, LaBiche, and Ms. S. Scott. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 29 times in 2008.
       The Board of Directors of the Bank does have an Audit and Finance Committee and does not have a charter. This committee meets monthly on the first Tuesday of the month. By Bank policy, the Audit and Finance Committee reviews information from management; reviews financial and delinquency reports; reviews the work performed by the Bank's internal auditor and by the independent certified public accountant firm. In addition this committee also reviews capital expenditures in excess of $5,000; analyzes the Loan Loss
Reserve adequacy; and approves charged off loans. The Audit and Finance Committee met 10 times in 2008.


       The Audit and Finance Committee discloses the following:
           1. They have reviewed and discussed the audited financial statements with management, and with the independent auditors.
           2. They have received a letter and written disclosure from the independent auditors, and have discussed the independence of the auditors.
           3. They have recommended to the Board of Directors that the financial statements as issued by the independent auditors be included in the Annual Report.

       The permanent members of the Audit and Finance Committee were Messrs. LaBiche (chairman), Klein, and Crow, and the rotating member was Ms. S. Scott.

Non-Director Executive Officer

	The following table presents information concerning the principal occupation during the last five years of the executive officer of the Company and the Bank who does not serve as a director.


                              Position with the Company and the
Name                    Age   Bank and Principal Occupation
Peggy L. Schaefer        57   Ms. Schaefer has served as Treasurer of
                              the Company since 1988 and Senior Vice
                              President and Chief Financial Officer of the Bank since 1996.




                       BENEFICIAL OWNERSHIP OF STOCK BY CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth as of the Voting Record Date, certain information as to the Company Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d) (3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Stock, (ii) the directors of the Company, (iii) all directors and executive officers of the Company and the Bank as a group.


                        Company Stock Beneficially Owned as of
                                February 28, 2009 (1)

                                             Common             Preferred
Name of Beneficial Owner                 Number    Percent   Number     Percent

Directors:
G. Harrison Scott (Direct)               43,289     24.17%   157,673    8.08%
G. Harrison Scott (Beneficial owner of
  Scott Family, LLP)                     55,992     31.26%       -       -
Franck F. LaBiche                           500        - (*)     -       -
Henry L. Klein                              500        - (*)     -       -
Johnny C. Crow                            1,502        - (*)     -       -
Sharry R. Scott                              -         - (2)     -       -
A. Earle Cefalu, Jr.                        500        - (*)     -       -


All Directors & Executive Officers      102,553     57.25%   160,445    8.22%
of the Company and the Bank as a
group (7 persons)

    (*)  Represents less than 1% of the shares outstanding.
    (1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.
    (2) Sharry R. Scott, through ownership of an interest in Scott Family, LLP, owns 7,151 shares of common stock.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	The Company pays no salaries or other compensation to its directors and executive officers. The Bank paid each director, other than Mr. Scott, a fee for attending each meeting of the Board of Directors, and each meeting of the Bank's Audit and Finance Committee and Executive Committee, in the amount of $400, $300, and $300, respectively.
	From October 1, 1990, through June 30, 1992, the director-recipients loaned these fees to the Company. During the year 2006, the Company paid off the loans to the former directors for a total of $563,091, including principal and interest. During the year 2008, the Company paid one current director $223,282. As of December 31, 2008, the balance due was $158,661, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.

       The following table sets forth compensation for the Bank's executive officer for the calendar years 2008, 2007, and 2006. No other executive officer received total compensation in excess of $100,000 during 2008.


                   Annual Compensation       Long Term Compensation
                                             Awards            Payouts
                          Other Annual Restricted Stock Options/ LTIP All Other
Name and
Principal      Year Salary Bonus Compensation Award(s)SARs Payouts Compensation
Position               ($)   ($)       ($)      ($)     (#)    ($)        ($)

G. Harrison Scott,
               2008  91,978   0       82,000     0       0      0       18,000
Chairman of the
               2007  89,800   0       82,000     0       0      0          -
Board & President
               2006  89,800   0       82,000     0       0      0       12,837
of the Bank


 	In addition to the cash compensation shown in the foregoing table, the Bank provided an automobile to Mr. Scott. Annual compensation does not include amounts attributable to miscellaneous benefits received by Mr. Scott. The cost to the Bank of providing such benefits did not exceed 10% of the total annual salary and bonus paid to Mr. Scott.



INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS

	The Bank makes loans in the ordinary course of business to its directors and executive officers, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2008, two directors had aggregate loan balances in excess of $60,000, which amounted to approximately $793,000 in the aggregate.

	On August 20, 2007 for a price of $4,650,000 the Bank purchased the land and improvements from Severn South Partnership which the Bank was paying rent to. The property consists of a four story building with offices that are
leased to other businesses.   The purchase was approved by FDIC (Federal
Deposit Insurance Corp) and OFI (Office of Financial Institutions, State of Louisiana) on August 6, 2007 with the stipulation that the investment in fixed assets not exceed 50 percent of its equity capital and reserves by December 31, 2008. The percentage as of December 31, 2008 was 48.24%.

	The Bank leased office space from Severn South Partnership. The general partner of Severn South Partnership is a majority shareholder in BOL
BANCSHARES, INC. Rent paid to Severn South Partnership for the years ended December 31, 2007 (prior to the purchase described above), and 2006 totaled $247,407, and $381,386 respectively.



       RATIFICATION OF APPOINTMENT OF AUDITORS

	The Board of Directors of the Company has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of the Company's and the Bank's financial statements for the year 2009, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting. LaPorte, Sehrt, Romig & Hand acted as independent auditors of the Company and the Bank for the preceding year.
	The Company has been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with the Company or the Bank other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have the opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.


AUDIT FEES

	The aggregate fees billed by LaPorte, Sehrt, Romig and Hand for its audit of the Company's annual financial statements for 2008 and for its reviews of the Company's unaudited interim financial statements included in Form 10-Q filed by the Company and other related audit fees during 2008 was $81,745. The fees billed for 2007 were $79,803.


Tax Fees

	The aggregate fees billed by LaPorte, Sehrt, Romig and Hand for tax compliance, tax preparation, and tax review for 2008 were $34,530. The fees billed for 2007 were $27,241.

All Other Fees

	The aggregate fees billed by LaPorte, Sehrt, Romig and Hand for other accounting services for 2008 were $3,944. The fees billed for 2007 were $3,185.

	The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig & Hand as independent auditors for the year 2009.

STOCKHOLDER PROPOSALS

       Any shareholder who wishes to submit a proposal to be considered at the next annual meeting of shareholders must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 12, 2009.



FORM 10-K

	A copy of the Company's Annual Report filed with the Securities and Exchange Commission will be furnished without charge by contacting BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, LA 70130; Attention Accounting Department. (504-889-9464)



       OTHER MATTERS

	The Board of Directors knows of no other matters likely to be brought before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                     NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                     Of
                              BOL BANCSHARES, INC.
                     300 St. Charles Avenue, New Orleans, LA 70130

	Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, LA. on Tuesday, April 14, 2009 at 3:30 p.m. for (1.) the election of Directors to serve for the ensuing year, (2.) to ratify the appointment of LaPorte, Sehrt, Romig and Hand as independent auditors, and (3.) to transact such other business as may properly come before the meeting.
	Please sign and return this Proxy Statement on the reverse hereof whether or not you plan to attend the meeting. Should you actually attend, you may withdraw the Proxy and vote in person.
	This Proxy is being solicited on behalf of the Board of Directors of BOL Bancshares, Inc.

						    /s/Peggy L. Schaefer
						    Peggy L. Schaefer
						    Treasurer
						    March 13, 2009
(Continued and to be signed on the other side)

PROXY	   PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL BANCSHARES, INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott as my agent and attorney-in-fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday, April 14, 2009 at 3:30 p.m. or any adjournment thereof and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof.

1.	The election of six (6) Directors as set forth below,

For All Nominees Listed Below [ ]  Withhold Authority [ ] Abstain [ ]

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

NOMINEES FOR DIRECTOR: G. Harrison Scott, Franck F. LaBiche, Henry L. Klein, Johnny C. Crow, Sharry R. Scott, and A. Earl Cefalu, Jr.

2.	To ratify the appointment of LaPorte, Sehrt, Romig and Hand as the independent auditors of BOL Bancshares.

       FOR [ ]     Against [ ]     Abstain [ ]

3.	Any other matters which may properly come before said meeting.

 	 						__________________________
							Signature

							__________  ________________
							Date		Number of Shares